                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated March 8, 1996 (and to all references to our Firm), included in or made a part of this Registration Statement for Benedek Communications Corporation filed on Form S-4 dated August 13, 1996.

                                          ARTHUR ANDERSEN LLP

Chicago, Illinois
August 7, 1996